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                                                                   EXHIBIT 10.5


                             MAI SYSTEMS CORPORATION
                             NON-EMPLOYEE DIRECTORS'
                                   OPTION PLAN


        1. DEFINITIONS. As used herein, the following definitions shall apply:

           (a) "BOARD" shall mean the Board of Directors of the Company.

           (b) "COMMON STOCK" shall mean the Common Stock, $0.01 par value, of the Company.

           (c) "COMPANY" shall mean MAI Systems Corporation, a Delaware corporation.

           (d) "DIRECTOR" shall mean a person serving on the Board as of the date of the adoption of this Plan by the Board or who is thereafter elected by the stockholders of the Company or appointed to serve as a member of the Board.

           (e) "ELIGIBLE DIRECTOR" shall mean a Director who is eligible to be granted an Option pursuant to and in accordance with the Plan, as set forth in
Section 5 of the Plan.

           (f) "EXERCISE PRICE" shall mean the price per Share at which an Option may be exercised.

           (g) "PURCHASE PRICE" shall mean the Exercise Price times the number of whole Shares with respect to which an Option is exercised.

           (h) "OPTION" shall mean any option granted pursuant to the plan.

           (i) "OPTION CERTIFICATE" shall mean a written certificate evidencing an Option, substantially in the form attached hereto as Exhibit A.

           (j) "OPTIONHOLDER" shall mean a Director who has been granted an Option.

           (k) "PLAN" shall mean this Non-Employee Directors' Option Plan.

           (l) "SHARE" or "SHARES" shall mean shares of Common Stock, as adjusted in accordance with Section 12 of the Plan.

        2. PURPOSES OF THE PLAN. The purposes of the Plan are to attract and retain the best available candidates for the Board, to provide additional equity incentive to members of the Board and to promote the success of the Company's business.



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        3. STOCK SUBJECT TO PLAN. Subject to the provisions of Section 12 of the
Plan, the maximum aggregate number of Shares which may be issued upon exercise of Options under the Plan is Two Hundred Fifty Thousand (250,000) Shares. The number of Shares subject to Options outstanding under the Plan at any time may not exceed the number of Shares remaining available for issuance under the Plan. The Shares subject to Options may be authorized, but unissued, or reacquired Shares. If any outstanding Option expires unexercised or is terminated, the Shares subject to such Option shall be returned to the Plan and shall become available for issuance upon exercise of other Options issued under the Plan. In addition, if, pursuant to Section 8(e) of the Plan, an Option is deemed to expire or terminate in whole or part, then, to the extent provided in Section 8(e), the Shares subject to such Option shall be returned to the Plan and shall become available for issuance upon exercise of other Options issued under the Plan.

        4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors of the Company. The Board shall have the authority, in its absolute discretion, to make all determinations deemed necessary or advisable for the administration of the Plan; provided, however, that the Board shall have no discretion to determine the selection of Directors to whom Options will be granted, the frequency of Option grants, the number of Shares subject to an Option (except in accordance with Section 7 hereof), and the terms and provisions of Options. All decisions of the Board shall be final.

        5. ELIGIBILITY. Any person who on or after the effective date (as determined in accordance with Section 13 hereof) of the Plan is or becomes a Director and who is (i) not an employee of the Company; (ii) not an officer of the Company; or (iii) is not the owner, directly or indirectly, of five percent (5%) or more of the issued and outstanding Common Stock shall be an Eligible Director.

        6. INITIAL GRANTS OF OPTION. Each person who is or becomes an Eligible Director during the term of the Plan shall automatically be granted on the date he first becomes an Eligible Director during the term of the Plan an Option to purchase Thirty-One Thousand Two Hundred and Fifty (31,250) Shares, subject to adjustment in accordance with the provisions of Section 12 hereof. Except as specifically provided in this Section 6 and in Section 7(a), no Option shall be granted under the Plan to an Eligible Director.

        7. ADDITIONAL GRANTS OF OPTIONS.

           (a) An Eligible Director shall also be granted an Option under the Plan to purchase Six Thousand Two Hundred and Fifty (6,250) Shares (subject to adjustment in accordance with the provisions of Section 12 hereof) on the date of each successive annual meeting of the Company's stockholders held after calendar 1995 at which such Eligible Director is reelected to the Company's Board.

           (b) If the total number of Shares which would otherwise be subject to Options to be granted under Section 7(a) on a scheduled grant date exceeds the number of Shares then available under the Plan (after deduction for all Shares for which Options have been exercised or are then outstanding), the Shares remaining available for grant subject to Options shall be


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           (c) allocated pro rata among those Eligible Directors who have not previously received an Option under Section 7(a) of the Plan.

        8. TERMS AND CONDITIONS OF OPTION. Each Option granted pursuant to this Plan shall be evidenced by an Option Certificate, which Option Certificate shall comply with and be subject to the following terms and conditions:

           (a) Number of Shares. Each Option Certificate shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 12 hereof.

           (b) Exercise Price. Each Option Certificate shall state the Exercise Price. The Exercise Price shall be one hundred percent (100%) of the fair market value of the Common Stock on the date of the grant, which shall be the average of the closing bid and asked prices of the Common Stock on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System), or, in the event the Common Stock is listed on national securities exchange or on the NASDAQ National market System, the fair market value per Share shall be the closing price on such Option, as reported in The Wall Street Journal.

           (c) Medium and Time of Payment. The Purchase price for any Shares purchased upon exercise of an Option shall be payable in full and shall be paid by cash or check. The Purchase Price may also be paid (i) by delivery of Shares already owned by, and in the possession of, the Optionholder, or (ii) if specifically permitted in the Option being exercised, when and as permitted therein, by a notice instructing the Company to withhold from those Shares that otherwise would be issuable upon the exercise of the Option a number of Shares having a fair market value equal to the Purchase Price of the Shares being purchased, or any combination thereof. Shares of Common Stock used to satisfy the Purchase Price of an Option shall be valued at their fair market value determined (in accordance with Section 8(b) as of the close of business on the date the Option is exercised, or if such date is not a business day, on the business day immediately preceding the date of exercise.

           (d) Term of Option. Subject to Section 8(e) hereof, the term of each Option shall be ten (10) years, but no option shall be exercisable for more than one (1) year following the date an optionee ceases to be a director of the Company.

           (e) Vesting. Each Option granted under Section 6 of the Plan shall vest and be exercisable cumulatively to the extent of twenty percent (20%) of the Shares subject thereto six months from the date of grant of the Option and on the date of each successive annual meeting of stockholders at which the Eligible Director is reelected to the Board (other than any such meeting held in the same calendar year in which the Option is granted). Each Option granted under Section 7(a) of the Plan shall vest and be exercisable to the extent of all of the Shares issuable


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upon exercise of such Option on the date of the annual meeting of the Company's stockholders held during the fourth calendar year after the date of grant at which the Optionholder is reelected to the Board. Notwithstanding the foregoing, if an Optionholder shall cease to be a director of the Company for any reason or no reason ("Termination"), whether such Termination is permanent or temporary, then after the effective date of such Termination and through the end of the term of such Optionholder's Option, such Optionholder may exercise such Option to purchase only the number of Shares that such Optionholder would have been entitled to purchase on the effective date of such Termination, and such Option shall be deemed to be an Option to purchase only the number of Shares that such Optionholder would have been entitled to purchase on the effective date of such Termination. To the extent that such Optionholder shall not be entitled to exercise the Option as to any or all of the Shares subject to such Option, the Option for such Shares as to which the Option shall not be exercisable shall be deemed to expire on such effective date and the Shares as to which the Option shall no longer be exercisable shall be returned to the Plan and shall become available for issuance under the Plan.

           (f) Withholding Taxes. In the event the Company determines that it is required to withhold state or federal income tax, FICA or other tax as a result of the exercise of an Option, it may require the Optionholder to make arrangements satisfactory to the Company to enable it to satisfy such requirements as a condition to the exercise of the Option. Whenever an Optionholder is required to pay to the Company, or to have deducted from any fees payable by the Company to such Optionholder, an amount necessary to satisfy the Company's withholding obligations in connection with the exercise any Option, such Optionholder shall be entitled, subject to such rules as the Board may adopt, to satisfy such withholding obligation, in whole or in part, by tendering to the Company or directing the Company to withhold Shares acquired upon exercise of such Option, and/or tendering to the Company or other Shares owned by such Optionholder, having a fair market value equal to the amount required to be withheld.

        9. NONTRANSFERABILITY OF OPTIONS. Options granted under this Plan may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, in whole or in part, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionholder only by such Optionholder.

        10. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, (the "Exchange Act"), applicable state securities laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

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        11. RESERVATION OF SHARES. The Company, during the term of this Plan, and subject to obtaining stockholder approval to the Plan as provided in Section 15 hereof, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        12. ADJUSTMENTS FOR STOCK SPLITS, ETC. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the Exercise Price covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or Purchase Price of Shares subject to an Option.

        In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the stock or assets of the Company, or the merger, consolidation or reorganization of the Company with or into another corporation, the Board shall (i) make provision for the assumption of all outstanding Options by the successor corporation or (ii) declare that any Option shall terminate as of a date fixed by the Board which is at least thirty (30) days after notice thereof is given to Optionholders and shall give each Optionholder the right to exercise his Option as to all of the Shares covered by each outstanding Option, including Shares as to which any Option would not otherwise be exercisable.

        13. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective immediately upon the earlier of its adoption by the Board of its approval by the stockholders or the Company in accordance with Section 15 hereof and shall continue in effect for ten (10) years unless sooner terminated by the Board. Except as otherwise provided in Section 12 and Section 15 hereof, the termination or expiration of the Plan shall have no effect on any outstanding Options.

        14. AMENDMENT OF THE PLAN. Provisions of the Plan concerning eligibility for participation and the amount, price and timing of awards may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, and the rules thereunder. All amendments or modifications to the Plan shall require approval of the holders of a majority of the outstanding Shares present, or represented, and entitled to vote at a meeting of the Company's stockholders. Any such amendment of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended, unless otherwise mutually agreed between the Optionholder and the Board, which agreement must be in writing and signed by the Optionholder and the Company.


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

        15. STOCKHOLDER APPROVAL. Continuance of the Plan and the effectiveness of any Option granted under the Plan shall be subject to stockholder approval of the Plan no later than at the first annual meeting of stockholders held subsequent to adoption of the Plan by the Board. If stockholder approval of the Plan is obtained at a duly held stockholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If, at the time the Plan is presented for stockholder approval, the Company has registered any class of equity security registered pursuant to Section 12 of the Exchange Act, such stockholder approval shall be solicited in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

        16. CHANGE IN CONTROL. In the event of a "Change in Control" (as hereinafter defined), all Options outstanding shall be deemed fully vested notwithstanding the provisions of Section 8(e) and thereafter each Optionholder will have a period of ninety (90) days following the date such Optionholder ceases to be a Director (but not later than ninety (90) days after the stated term of the Option) in which to exercise in full such Optionholder's outstanding Options. For purposes of this Section, "Change in Control" shall be deemed to have occurred if (a) any "person" or group of "persons" (as the terms "person" and "group" are used in Section 13(d) and 14(d) of the Exchange Act and the rules thereunder) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the then outstanding securities of the Company (whether by purchase or acquisition of such securities or by agreement to act in concert with respect to the voting of such securities or otherwise); or (b) a majority of the Board of Directors of the Company shall be comprised of persons who were not elected to such offices as part of the "Company nominated slate" of directors (i.e., the slate of nominees proposed by the Board of Directors in office immediately prior to the election).


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                                    EXHIBIT A

                               OPTION CERTIFICATE


        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


            Option to Purchase ______________ Shares of Common Stock


                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF DELAWARE
                             MAI SYSTEMS CORPORATION


                 Void after _____________________________, 19__


        THIS CERTIFICATE evidences the right of ______________________________ (the "Holder"), for value received, to purchase ____________________ shares of Common Stock, $.01 par value (the "Shares"), of MAI Systems Corporation, a Delaware corporation (the "Company"), at a price of $_______________ per Share (the "Exercise Price") and subject in all respects to the terms, definitions and provisions of the MAI Systems Non-Employee Directors' Option Plan (the "Plan") which is incorporated herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meaning when used herein.

        1. Term of Option. The Option may be exercised only during the period commencing on ___________________________, 19__ through the close of business on ______________________, 19__, but not later than one year after the Holder ceases to be a director of the Company (the "Option Term"), and may be exercised only in accordance with the Plan and the terms and conditions hereinafter set forth.

        2. Exercise of Options. The Option shall be exercisable as follows:

           (a) Right to Exercise. From time to time during the Option Term, the Holder shall have the right to exercise the Option to purchase the maximum number of the Shares specified in the following table:

                                           Aggregate Maximum No. of Shares
   Portion of Option Term                 for Which Options are Exercisable
   ----------------------                 ---------------------------------
    _____ through _____                _____less any Shares purchased
                                            upon previous exercise of the Option

    _____ through _____                _____less any Shares purchased
                                            upon previous exercise of the Option

    _____ through _____                _____less any Shares purchased
                                            upon previous exercise of the Option

    _____ through _____                _____less any Shares purchased
                                            upon previous exercise of the Option

    _____ through _____                _____less any Shares purchased
                                            upon previous exercise of the Option


Notwithstanding the foregoing, if the Holder shall cease to be a director of the Company for any reason or no reason ("Termination"), whether such Termination is permanent or temporary, then after the effective date of such Termination and through the end of the Option Term, or one year after Holder has ceased to be a director of the Company, whichever occurs first, the Holder may exercise the Option to purchase only such number of Shares that the Holder would have been entitled to purchase on the effective date of such Termination in accordance with the foregoing table. To the extent that the Holder shall not have been entitled to exercise any portion of the Option on the effective date of such Termination, such portion shall be deemed to have expired unexercised on such effective date.

           (b) Method of Exercise; Payment; Issuance of New Option; Transfer and Exchange. The Option may be exercised by the Holder, in whole or in part, by the surrender of this Certificate, properly endorsed, at the principal office of the Company, by the payment to the Company by cash or check of the then applicable Purchase Price. In the event of any exercise of the Option, certificates for the Shares so purchased shall be delivered to the Holder within a reasonable time after the Option shall have been so exercised and, unless the Option has expired, a new Certificate representing the right to purchase the number of Shares, if any, with respect to which the Option shall not then have been exercised shall also be issued to the Holder within such time. All such new certificates shall be dated the date hereof and shall be identical with this Certificate except as to the number of Shares issuable pursuant thereto.


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

           (c) Restrictions on Exercise. The Option may be exercised only if the issuance and delivery of the Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, applicable state securities laws or the rules and regulations of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of the Option, the Company may require the Holder to make such representations and warranties to the Company as may be required by applicable law or regulation.

        3. Stock Fully Paid, Reservation of Shares. The Company covenants and agrees that all Shares will, upon issuance and payment in accordance herewith, be fully paid, validly issued and nonassessable. The Company further covenants and agrees that during the Option Term, subject to obtaining stockholder approval of the Plan, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the Option, at least the maximum number of Shares as are issuable upon the exercise of the Option.

        4. No Change in Certificate. The form of this Certificate need not be changed because of any adjustment in the Exercise Price or in the number of Shares purchasable on exercise of the Option. The Exercise Price or the number of Shares shall be considered to have been so changed as of the close of business on the date of adjustment.

        5. Fractional Shares. No fractional Shares will be issued in connection with any exercise of the Option but, in lieu of such fractional Shares, the Company shall make a cash payment therefor upon the basis of the fair market value of the Shares.

        6. Nontransferability of Options. The Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, in whole or in part, either voluntarily or involuntarily by operation of law, other than by will or the laws of descent or distribution, and may be exercised during the lifetime of the Holder only by the Holder.

        7. No Rights as Stockholder. The Holder, as such, shall not be entitled to vote or receive dividends or be considered a stockholder of the Company for any purpose, nor shall anything in this Certificate be construed to confer on such holder, as such, give or withhold consent to any corporate action, to receive notice of meetings of stockholders, to receive dividends or subscription rights or otherwise.

        8. Withholding Tax Liability. Upon exercise of the Option, the Company and the Holder may incur liability for applicable state and federal income tax withholding tax on the difference, if any, between the aggregate Purchase Price and the then fair market value of the Shares acquired upon such exercise. The Holder understands and agrees that the Company may be required to withhold part or all of the Holder's director fees or other compensation paid by the Company to pay the withholding tax and that if such fees or compensation is insufficient the Company may require the Holder, as a condition to any exercise of the Option, to pay in cash the amount of such withholding liability.


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        9. Acknowledgment of Receipt of Plan. The Holder hereby acknowledges receipt of the Plan.

        10. Adjustments for Stock Splits, Etc.. Subject to any required action by the stockholders of the Company, the number of Shares and the Exercise Price shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares or the Exercise Price. In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the stock or assets of the Company, or the merger, consolidation or reorganization of the Company with or into another corporation, the Option will terminate upon the effectiveness of such action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board.


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